UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2025

Data443 Risk Mitigation, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30542	86-0914051
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Sancar Drive, Suite 400 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 858-6542

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

On February 14, 2025, Data443 Risk Mitigation, Inc. (the “Company”) dismissed TPS Thayer, LLC (“TPS”) as its independent registered public accounting firm. The reports of TPS Thayer, LLC regarding the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

The Company’s Board of Directors, participated in and approved the decision to change independent registered public accounting firms.

During the Company’s fiscal years December 31, 2023 and 2022, there were (i) no disagreements with TPS Thayer, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TPS Thayer, LLC would have caused TPS Thayer, LLC to make reference to the subject matter of the disagreements in connection with its report, and (ii) with the exception of material weaknesses related to reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TPS Thayer, LLC with a copy of the foregoing disclosures and requested TPS Thayer, LLC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not TPS Thayer, LLC agrees with the disclosures. A copy of the letter provided by TPS Thayer, LLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective February 14, 2025, the Company engaged HTL International, LLC, (“HTL”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through December 31, 2024, the Company had not consulted with HTL, regarding any of the following:

The application of accounting principles to a specific transaction, either completed or proposed; The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that HTL concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from HTL International, LLC to the Securities and Exchange Commission dated February 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA443 RISK MITIGATION, INC.

February 14, 2025	By:	/s/ Jason Remillard
	Name:	Jason Remillard
	Title:	Chief Executive Officer

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